                                                                    Exhibit 24.1
                               Power of Attorney

       WHEREAS, True North Communications Inc., a Delaware corporation (the "Corporation"), proposes to register 158,038 shares of common stock $.33-1/3 par value, of the Corporation (the "Shares) with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, by filing a Registration Statement on Form S-3 (the "Registration Statement") with respect to the Shares.

       NOW THEREFORE, each person whose signature appears below constitutes and appoints Bruce Mason, Donald L. Seeley and Theodore J. Theophilos, and each of them, his or her true and lawful attorney-in-fact with full power of substitution and resubstitution, in any and all capacities, to sign the Registration Statement and any amendments (including post-effective amendments) thereto and to file the same with all exhibits thereto, and other documents in connection therewith with the authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                  Name                                       Date Signed

/s/ Charles D. Peebler, Jr.                          March 3, 1999
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Charles D. Peebler, Jr.

/s/ Ronald W. Bess                                   March 3, 1999
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Ronald W. Bess

/s/ David A. Bell                                    March 3, 1999
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David A. Bell

/s/Donald M. Elliman, Jr.                            March 3, 1999
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Donald M. Elliman, Jr.

/s/ W. Grant Gregory                                 March 3, 1999
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W. Grant Gregory

/s/ Leo-Arthur Kelmenson                             March 3, 1999
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Leo-Arthur Kelmenson

/s/ Richard P. Mayer                                 March 3, 1999
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Richard P. Mayer

/s/ Michael E. Murphy                                March 3, 1999
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Michael E. Murphy

/s/ J. Brendan Ryan                                  March 3, 1999
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J. Brendan Ryan

/s/Marilyn R. Seymann                                March 3, 1999
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Marilyn R. Seymann

/s/ Stephen T. Vehslage                              March 2, 1999
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Stephen T. Vehslage